FEBRUARY 1, 2005
                                                       (REVISED AUGUST 1, 2005)
                                                      (REVISED AUGUST 22, 2005)
--------------------------------------------------------------------------------

TOUCHSTONE
INVESTMENTS

                                   PROSPECTUS


INSTITUTIONAL MONEY MARKET FUND








                          FORT o WASHINGTON
                    INVESTMENT o ADVISORS o INC.

                 THE POWER OF SPECIALIZED KNOWLEDGE



The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS

                                                               FEBRUARY 1, 2005
                                                        (REVISED AUGUST 1, 2005)
                                                       (REVISED AUGUST 22, 2005)




TOUCHSTONE INVESTMENTS

INSTITUTIONAL MONEY MARKET FUND

The Institutional Money Market Fund (formerly the Touchstone Institutional U.S. Government Money Market Fund) is a series of the Touchstone Investment Trust (the "Trust"), a group of taxable bond and money market mutual funds. The Trust is part of the Touchstone Funds that also includes Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds and Touchstone Variable Series Trust, a group of variable series funds. Each Touchstone Fund has a different investment goal and risk level. For information about the Institutional Money Market Fund (the "Fund"), call Touchstone at 1.800.395.3062.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors has selected Fort Washington Investment Advisors, Inc. (the "Sub-Advisor" or "Fort Washington") to manage on a daily basis the investments held by the Fund.

TABLE OF CONTENTS
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
Institutional Money Market Fund                                             3
--------------------------------------------------------------------------------
Investment Strategies and Risks                                             6
--------------------------------------------------------------------------------
The Fund's Management                                                       8
--------------------------------------------------------------------------------
Investing in the Fund                                                      10
--------------------------------------------------------------------------------
Distributions and Taxes                                                    18
--------------------------------------------------------------------------------
Financial Highlights                                                       19
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND

THE FUND'S INVESTMENT GOAL
--------------------------------------------------------------------------------
The Institutional Money Market Fund seeks high current income, consistent with the protection of capital. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

ITS PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in U.S. Government securities and high-quality money market instruments rated in the top two rating categories.

The Fund's investments may include:

      o Bank obligations, including certificates of deposit, bankers' acceptances and time deposits
      o U.S. Government securities issued directly by the U.S. Treasury or by agencies of the U.S. Government
      o     Short-term corporate debt securities
      o     Short-term municipal securities
      o     Variable and floating rate securities
      o     Repurchase agreements

Like all money market funds, the Fund is subject to maturity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940.

THE KEY RISKS
--------------------------------------------------------------------------------
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the U.S. Treasury or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

The Fund's yield may decrease

      o     If interest rates decrease
      o If issuers are unable to make timely payments of interest or principal

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Government Loan Mortgage Corporation ("FGLMC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

As with any money market fund, there is no guarantee that the Fund will achieve its goal or maintain a constant share price of $1.00 per share.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below give some indication of the risks of investing in the Institutional Money Market Fund by showing the Fund's performance from year to year. The Fund was formerly known as the Touchstone Institutional U.S. Government Money Market Fund.

The Fund's past performance does not necessarily indicate how it will perform in the future.

INSTITUTIONAL MONEY MARKET FUND TOTAL RETURNS
                                     Best Quarter:     4th Quarter 2000   +1.57%
1995               5.58%             Worst Quarter:    1st Quarter 2004   +0.18%
1996               5.09%
1997               5.22%
1998               5.22%
1999               4.86%
2000               6.10%
2001               4.00%
2002               1.55%
2003               0.94%
2004               1.04%

To obtain current yield information, call 1.800.395.3062 or visit our website at www.touchstoneinvestments.com.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                             1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Institutional Money Market Fund              1.04%         2.71%         3.94%
--------------------------------------------------------------------------------

THE FUND'S FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). There are no shareholder transaction fees.

                                           ANNUAL FUND OPERATING EXPENSES
                                   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                         0.20%
Distribution (12b-1) Fees                               0.00%
Other Expenses                                          0.36%
Total Annual Fund Operating Expenses(1)                 0.56%
Fee Waiver and/or Expense Reimbursement(2)              0.36%
Net Expenses                                            0.20%
--------------------------------------------------------------------------------
(1) Total Annual Fund Operating Expenses are based upon the actual operating history for the fiscal year ended September 30, 2004, except they have been restated to reflect a 0.10% decrease in "Distribution (12b-1) Fees" and resulting 0.10% decrease in "Total Annual Fund Operating Expenses."
(2) Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.20%. Touchstone Advisors has agreed to maintain these expense limitations through at least September 30, 2006.

EXAMPLE. The following example should help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
1 Year             $  20

3 Years            $ 143

5 Years            $ 277

10 Years           $ 667
--------------------------------------------------------------------------------

The example for the 3, 5 and 10 year periods is calculated using the Total Annual Fund Operating Expenses before the limits agreed to under the written contract with Touchstone Advisors for periods after year 1.

INVESTMENT STRATEGIES AND RISKS

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?
--------------------------------------------------------------------------------
The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. During these times, the Fund may not achieve its investment goal.

CAN THE FUND CHANGE ITS INVESTMENT GOAL WITHOUT SHAREHOLDER APPROVAL?
--------------------------------------------------------------------------------
The Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS include:
      o     Bank obligations
      o     Short-term corporate debt securities
      o     Short-term municipal securities
      o     Variable and floating rate securities
      o     Repurchase agreements

BANK OBLIGATIONS include:
      o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal
      o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange
      o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

REPURCHASE AGREEMENTS are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than 7 days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

U.S. GOVERNMENT SECURITIES include:
      o Securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds
      o Securities issued by agencies or instrumentalities of the U.S. Government, such as the GNMA, FNMA, FHLMC, FGLMC, SLMA, SBA, TVA and OPIC
      o     U.S. Treasuries issued without interest coupons ("STRIPS")
      o Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, meaning that payment of principal and interest is guaranteed by the U.S. Government. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Government. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, GNMA securities and OPIC securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the FNMA, FHLMC, FGLMC, SLMA, SBA and TVA.

CORPORATE DEBT SECURITIES are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper and corporate notes.

MUNICIPAL SECURITIES are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

ASSET-BACKED SECURITIES represent groups of other assets, for example, credit card receivables that are combined or pooled for sale to investors.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS")
221 East Fourth Street, Suite 300, Cincinnati, OH 45202-4133

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2004, Touchstone Advisors had approximately $3.0 billion in assets under management.

Touchstone Advisors is responsible for selecting the Fund's Sub-Advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Sub-Advisor, including:

      o     Level of knowledge and skill
      o     Performance as compared to its peers or benchmark
      o     Consistency of performance over 5 years or more
      o     Level of compliance with investment rules and strategies
      o     Employees, facilities and financial strength
      o     Quality of service

Touchstone Advisors will also continually monitor the performance of the Fund's Sub-Advisor through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisor.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer, accounting and administrative agent, or other parties. The Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays the Sub-Advisor a fee for its services. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.20% of its average daily net assets.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements will be in the Trust's September 30, 2005 Annual Report.

SUB-ADVISOR
--------------------------------------------------------------------------------
FORT WASHINGTON INVESTMENT ADVISORS, INC. (THE "SUB-ADVISOR" OR "FORT
WASHINGTON")
420 East Fourth Street, Cincinnati, OH 45202-4133

Fort Washington has been a registered investment advisor since 1990. Fort Washington makes the daily decisions regarding buying and selling specific securities for the Fund, according to the Fund's investment goals and strategies. The fee paid by Touchstone Advisors to Fort Washington during the most recent fiscal year was 0.05% of the Fund's average daily net assets.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

INVESTING IN THE FUND

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------
Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly through Touchstone Securities, Inc. ("Touchstone") or through your financial advisor. In any event, you must complete an investment application. You may obtain an investment application from the Fund, from your financial advisor, or by visiting the touchstoneinvestments.com website. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.

For more information about how to purchase shares, call the Fund at 1.800.395.3062.

OPENING AN ACCOUNT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account or others who may be authorized to open an account. What this means for you: When you open an account, we will ask for your name, permanent street address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. Corporate, trust and other institutional accounts may require additional documentation. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. eastern standard time ("EST") on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment in the Fund is $500,000. The Fund may change the initial investment minimum at any time. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or the Fund may sell your shares and send the proceeds to you. The Fund will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

BY WIRE

o You may open an account by purchasing shares by wire transfer. Call the Fund at 1.800.395.3062 prior to sending the wire.

o     Instruct your bank to send federal funds to:
            Fifth Third Bank
            ABA: 042000314
            Bank Account: # 713-76953
            Bank Account Name: Touchstone Funds
            Ref:  Institutional Money Market Fund
            Shareholder Account Name:
            Shareholder Account Number:

o The Fund will not process wire purchases until it receives a completed investment application.

o There is no charge from the Fund to make a wire purchase. Your bank, financial institution or processing organization may charge a fee for wire purchases.

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o You may invest directly through the Fund or through your financial advisor.

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Investments. We do not accept third party checks for initial investments.

o     Send your check with the completed investment application either:

      o     By regular mail to the Fund at P.O. Box 5354, Cincinnati, Ohio
            45201-5354;

      o By overnight mail to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4133;

      o     To your financial advisor.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

THROUGH PROCESSING ORGANIZATIONS

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) that is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund has authorized certain processing organizations to receive purchase and sale orders on its behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

      o     Charge a fee for its services
      o     Act as the shareholder of record of the shares
      o     Set different minimum initial and additional investment requirements
      o     Impose other charges and restrictions
      o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

o The Fund considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Fund. Certain processing organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by the Fund in a timely manner.

ADDING TO YOUR ACCOUNT
--------------------------------------------------------------------------------
BY WIRE

o     Contact the Fund at 1.800.395.3062 prior to sending the wire.

o     Instruct your bank to send federal funds to:
            Fifth Third Bank
            ABA: 042000314
            Bank Account: # 713-76953
            Bank Account Name: Touchstone Funds
            Ref:  Institutional Money Market Fund
            Shareholder Account Name:
            Shareholder Account Number:

o     Your bank may charge a fee for handling wire transfers.

BY MAIL

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Investments.

o     Write your account number on the check.

o     Send your check and investment form either:

      o     By regular mail to the Fund at P.O. Box 5354, Cincinnati, Ohio
            45201-5354;

      o By overnight mail to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4133; or

      o By mail to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to the Fund.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

PROCESSING PURCHASE ORDERS
--------------------------------------------------------------------------------
Direct purchase orders received by the Fund, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. EST, are processed at that day's net asset value ("NAV"). Direct purchase orders received by the Fund, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, are processed at the NAV next determined on the following business day. It is the responsibility of the Fund's authorized agent to transmit orders that will be received by the Fund in proper form and in a timely manner.

If you call the Fund by 3:30 p.m. EST to notify that you are placing a wire purchase order in the Fund and send your wire purchase order to the Fund by the close of the Federal Reserve wire transfer system that day, you will be entitled to receive that day's dividend. If the Fund does not receive your wire purchase order by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase will be canceled and you will be responsible for any resulting loss or fees incurred by the Fund.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell some or all of your shares on any day that the Fund calculates its NAV. If the Fund, or its authorized agent, receives your request in proper form by 3:30 p.m. EST, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell your shares by telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

o     To sell your shares by telephone, call the Fund at 1.800.395.3062.

o If we receive your sale request by 3:30 p.m. EST, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o The proceeds of sales of shares in the Fund may be wired to you on the same day of your telephone request, if your request is properly made by 3:30 p.m. EST.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to the Fund (or send by overnight delivery) a written request for the sale of your shares.

o In order to protect your investment assets, the Fund will only follow instructions received by telephone that are communicated by authorized persons. However, there is no guarantee that the instructions relied upon will always be genuine and the Fund will not be liable, in those cases. The Fund has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification
      o Making checks payable only to the owner(s) of the account shown on the Fund's records
      o Mailing checks only to the account address shown on the Fund's records
      o     Directing wires only to the bank account shown on the Fund's records
      o Providing written confirmation for transactions requested by telephone
      o     Digital recording instructions received by telephone

BY WIRE

o Complete the appropriate information for federal funds wiring instructions on the investment application.

o Redemption proceeds will only be wired to a previously authorized commercial bank or brokerage firm in the United States.

o The Fund does not charge a fee for wire redemptions. Your bank, financial advisor or processing organization may charge a fee.

BY MAIL

o     Write to the Fund.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (see "Signature Guarantees" in this Prospectus for more information).

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to the Fund in proper form and in a timely manner.

! INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on the Fund's records.

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------
The Fund will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 3 business days (normally within 1 business day) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 10 days. If you need your money sooner, you should purchase shares by wire transfer.

DELAY OF PAYMENT. It is possible that payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

      o When the NYSE is closed on days other than customary weekends and holidays

      o     When trading on the NYSE is restricted

      o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

      o     During any other time when the SEC, by order, permits

SIGNATURE GUARANTEES
--------------------------------------------------------------------------------
Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from a written request to sell shares of $100,000 or more

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
12B-1 DISTRIBUTION PLAN. The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its shares. The plan allows the Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. The Fund does not currently intend to charge any distribution fees.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

MARKET TIMING POLICY
--------------------------------------------------------------------------------
The Touchstone Funds have adopted policies and procedures with respect to market timing of the Funds by shareholders; however, these policies generally do not apply to purchases and redemptions of money market funds, including the Fund.

HOUSEHOLDING POLICY
--------------------------------------------------------------------------------
The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 1.800.395.3062 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund calculates its NAV per share by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next NAV determined after the Fund or its authorized agent receives your purchase or sale order in proper form. The Fund's NAV is determined as of the close of trading (normally 4:00 p.m. EST) every day the NYSE is open.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities that meet its quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method should enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

REDEMPTION IN KIND
--------------------------------------------------------------------------------
Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

DISTRIBUTIONS AND TAXES

OOO  SPECIAL TAX CONSIDERATION
You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and any capital gains. The Fund's dividends will be distributed daily and paid monthly. Dividends will be automatically invested in the Fund unless you indicate otherwise on your investment application.

TAX INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash. The Fund expects that its distributions will primarily consist of investment income. Some or all of the Fund's distributions from investments in U.S. Government securities may be exempt from state taxes.

ORDINARY INCOME. Net investment income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

Institutional Money Market Fund
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------------------------------------
                                             2004          2003           2002         2001        2000
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...   $  1.000      $  1.000      $  1.000      $  1.000     $  1.000
                                           ---------------------------------------------------------------

Net investment income ..................      0.008         0.011         0.018         0.049        0.057
                                           ---------------------------------------------------------------

Net realized gains (losses) on
  investments ..........................      0.000(A)      0.000(A)     (0.000)(A)        --           --
                                           ---------------------------------------------------------------

Dividends from net investment
  income ...............................     (0.008)       (0.011)       (0.018)       (0.049)      (0.057)
                                           ---------------------------------------------------------------

Net asset value at end of year .........   $  1.000      $  1.000      $  1.000      $  1.000     $  1.000
                                           ===============================================================

Total return ...........................       0.86%         1.05%         1.81%         5.02%        5.83%
                                           ===============================================================

Net assets at end of year (000's) ......   $ 41,569      $ 51,336      $ 55,038      $ 80,081     $ 58,306
                                           ===============================================================

Ratio of net expenses to
  average net assets ...................       0.40%         0.40%         0.40%         0.40%        0.40%

Ratio of net investment income to
  average net assets ...................       0.80%         1.07%         1.83%         4.90%        5.73%

(A) Amount rounds to less than $0.0005.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
1.800.395.3062

A Member of Western & Southern Financial Group(R)

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Fund's annual and semiannual reports ("financial reports") provide additional information about the Fund's investments.

You can get free copies of the SAI, the financial reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.395.3062

The SAI and financial reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538